                                                                    EXHIBIT 99.1


[IMAX LOGO]


IMAX CORPORATION

2525 Speakman Drive
Mississauga, Ontario, Canada L5K 1B1
Tel: (905)403-6500 Fax: (905)403-6450
www.imax.com


                 IMAX CORPORATION REPORTS FIRST QUARTER RESULTS

HIGHLIGHTS

o Company beats expectations with first quarter earnings from continuing operations of $0.07 per share.

o Company signs an agreement with Warner Bros. Pictures to bring the next two chapters in The Matrix trilogy to IMAX(R) theatres, including the Company's first day-and-date release of an IMAX(R) DMR(TM) film, The Matrix Revolutions, in November.

o Company introduces a new, lower-cost IMAX theatre system, IMAX(R) MPX(TM), targeted to multiplex operators, and signs its first IMAX MPX system deal.

o Company has strong quarter for system signings with six signings, compared to three signings in the first quarter of 2002, marking the best first quarter for signings since 2000.


Toronto, Canada - May 5, 2003 - IMAX Corporation (Nasdaq:IMAX; TSX:IMX) today reported net earnings from continuing operations of $0.07 per share on a basic and fully diluted basis for the first quarter ended March 31, 2003. The first quarter results, which exceeded analyst estimates, compare to earnings from continuing operations of $0.06 per share in the prior-year period which excludes a $0.26 per share gain from the Company's 2002 repurchase of certain of its subordinated notes. Including the gain on the repurchase of the subordinated notes, the Company reported net earnings of $0.07 per share on a basic and fully diluted basis compared to net earnings of $0.32 per share in the first quarter of 2002.

"We are very pleased with our quarterly results, which continue to demonstrate the fundamental positive change that our business has experienced over the last twelve months," said IMAX Co-Chief Executive Officers Richard L. Gelfond and Bradley J. Wechsler. "The momentum in new theatre signings that began in the fourth quarter of 2002 has continued into the first quarter as we doubled the number of new theatre signings as compared to the first quarter of 2002. Given our strong first quarter and the developments in our commercial business, we are increasingly optimistic about our future and expect this momentum to continue in 2003."



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In early March, the Company introduced a new lower-cost IMAX(R) theatre system,
IMAX(R) MPX(TM), designed specifically for use in multiplex theatres. The IMAX MPX is a new, lighter and easier to operate IMAX projection system with lower cost theatre geometries which should significantly reduce construction, installation, facility and operating costs. This new theatre system allows commercial exhibitors to add an IMAX theatre to an existing multiplex or to retrofit two existing multiplex auditoriums into one IMAX theatre. The IMAX MPX is optimized for the projection of IMAX(R) DMR(TM) films and is also capable of showing traditional 2D and IMAX(R) 3D films.

On April 23, 2003, the Company announced that both The Matrix Reloaded and The Matrix Revolutions, the second and third chapters in Warner Bros. Pictures' Matrix trilogy, will be coming to IMAX theatres this spring and fall. Both films will be digitally re-mastered into the unparalleled image and sound quality of The IMAX Experience(R), using the revolutionary and proprietary IMAX DMR (Digital Re-mastering) technology. The Matrix Reloaded: The IMAX Experience will open shortly after the film's 35mm release on May 15th. Subsequently, on November 5th, The Matrix Revolutions: The IMAX Experience will be released simultaneously on giant IMAX screens in IMAX's 15/70 format and in conventional theatres in the standard 35mm format. This will mark the first time ever that a Hollywood live action event film is released concurrently, or "day-and-date", in 35mm and IMAX's format. The agreement with Warner Bros. marks the Company's first multiple IMAX DMR film commitment.

Messers. Gelfond and Wechsler continued, "The introduction of the IMAX MPX theatre system and the agreement to release the next two Matrix films, including our first day-and-date release of an IMAX DMR film, are significant milestones in IMAX's history, and are critical elements of our commercial theatre strategy. We believe that the combination of IMAX DMR and IMAX MPX will drive financial returns for potential theatre operators and Hollywood studios, and is key to helping us realize our goal of becoming a new release window for event Hollywood films. Becoming a new release window for Hollywood films should help continue the growth of IMAX theatres around the world, translating into further financial success for IMAX."

During the first quarter, the Company signed new theatre contracts for six IMAX theatre systems compared to contracts for three theatre systems in the first quarter of 2002. These signings included a three-theatre deal in India, a two-theatre deal with Regal Entertainment Group and the first contract for an IMAX MPX system, with Jack Loeks Theatres Inc.

In the first quarter, the Company's revenues were $34.0 million as compared to $31.3 million in the prior year period. IMAX systems revenue was $22.3 million versus $20.4 million in the prior year period, as the Company recognized revenues on eight theatre systems in the first quarter of 2003 versus six theatre systems in the first quarter of 2002. Film revenue was $6.8 million versus $6.1 million in the first quarter of 2002, due primarily to the continued strong performance of the Company's film SPACE STATION. Other revenue was $4.8 million in the quarter, consistent with the first quarter of 2002.

The Company reported net earnings from continuing operations of $0.07 per share on a basic and fully diluted basis for the quarter, compared to $0.06 in the prior-year period which excludes a $0.26 per share gain from the Company's 2002 repurchase of certain of its subordinated notes, which the Company presents to allow a more meaningful comparison of its operational performance. The Company reported net earnings of $0.07 per share on a basic and fully diluted basis compared to net earnings of $0.32 per share, including the gain on the repurchase of certain of its subordinated notes.



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The Company will be hosting a conference call to discuss these results at 10:30
AM EDT. To access the call interested parties should call 913-981-5571.

ABOUT IMAX CORPORATION:

Founded in 1967, IMAX Corporation is one of the world's leading entertainment technology companies. IMAX's businesses include the creation and delivery of the world's best cinematic presentations using proprietary IMAX and IMAX 3D technology, and the development of the highest quality digital production and presentation. IMAX has developed revolutionary technology called IMAX DMR (Digital Re-mastering) that makes it possible for any 35mm film to be transformed into the unparalleled image and sound quality of The IMAX Experience. The IMAX brand is recognized throughout the world for extraordinary and immersive family experiences. As of March 31 2002, there were more than 230 IMAX theatres operating in 34 countries.

IMAX(R), IMAX(R) 3D, IMAX(R)DMR(TM) and The IMAX Experience(R) are trademarks of IMAX Corporation. More information on the Company can be found at www.imax.com.


This press release contains forward looking statements that are based on management assumptions and existing information and involve certain risks and uncertainties which could cause actual results to differ materially from future results expressed or implied by such forward looking statements. Important factors that could affect these statements include the timing of theatre system deliveries, the mix of theatre systems shipped, the timing of the recognition of revenues and expenses on film production and distribution agreements, the viability of new businesses and products, and fluctuations in foreign currency and in the large format and general commercial exhibition market. These factors and other risks and uncertainties are discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and in the subsequent reports filed by the Company with the Securities and Exchange Commission.

                                       ###

For additional information please contact:

MEDIA:                                        ANALYSTS:
IMAX CORPORATION, New York                    IMAX CORPORATION, New York
Romi Schutzer                                 STEPHEN G. ABRAHAM
212-821-0144                                  212-821-0140
rschutzer@imax.com                            sabraham@imax.com

ENTERTAINMENT MEDIA:                          BUSINESS MEDIA:
Newman & Company, Los Angeles                 Sloane & Company, New York
Al Newman                                     WHIT CLAY
818-784-2130                                  212-446-1864
asn@newman-co.com                             wclay@sloanepr.com



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                                IMAX CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
    IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES
            (in thousands of U.S. dollars, except per share amounts)
                                   (UNAUDITED)


                                                                                             THREE MONTHS ENDED
                                                                                                 MARCH 31,
                                                                                            2003            2002
                                                                                       -------------    -------------
REVENUE
IMAX systems                                                                           $      22,315    $      20,385
Films                                                                                          6,835            6,067
Other                                                                                          4,822            4,823
                                                                                       -------------    -------------
                                                                                              33,972           31,275
COSTS OF GOODS AND SERVICES                                                                   18,266           17,868
                                                                                       -------------    -------------
GROSS MARGIN                                                                                  15,706           13,407

Selling, general and administrative expenses                                                   9,201           10,830
Research and development                                                                         712              204
Amortization of intangibles                                                                      140              388
Loss (income) from equity-accounted investees                                                   (287)              56
Restructuring costs and asset impairments (recoveries)                                            -              (988)
                                                                                       -------------    -------------
EARNINGS FROM OPERATIONS                                                                       5,940            2,917

Interest income                                                                                  265               85
Interest expense                                                                              (4,288)          (4,319)
Gain on repurchase of convertible subordinated notes                                              -            12,224
Foreign exchange gain (loss)                                                                     443             (360)
                                                                                       -------------    -------------
NET EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                                    2,360           10,547
Provision for income taxes                                                                      (137)              -
                                                                                       -------------    -------------
NET EARNINGS FROM CONTINUING OPERATIONS                                                        2,223           10,547
Net earnings from discontinued operations                                                        200               -
                                                                                       -------------    -------------
NET EARNINGS                                                                                   2,423           10,547
                                                                                       =============    =============

EARNINGS PER SHARE:
Earnings per share - basic and fully diluted:
  Net earnings from continuing operations                                              $        0.07    $        0.32
  Net earnings from discontinued operations                                            $           -    $           -
                                                                                       -------------    -------------
  Net earnings                                                                         $        0.07    $        0.32
                                                                                       =============    =============

Weighted average number of shares outstanding (000's):
     Basic                                                                                    32,973           32,913
     Fully diluted                                                                            33,273           33,099



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                                IMAX CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
    IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES
                         (in thousands of U.S. dollars)


                                                                                      MARCH 31,
                                                                                        2003           DECEMBER 31,
                                                                                     (UNAUDITED)           2002
                                                                                  ----------------   ----------------
ASSETS
Cash and cash equivalents                                                         $         37,113   $         37,136
Accounts receivable, less allowance for doubtful accounts of $9,838
  (2002 - $9,248)                                                                           14,914             15,054
Financing receivables                                                                       52,478             51,918
Inventories                                                                                 30,159             34,092
Prepaid expenses                                                                             2,498              2,383
Film assets                                                                                    560                419
Fixed assets                                                                                44,278             45,308
Other assets                                                                                 9,908             10,455
Deferred income taxes                                                                        3,821              3,821
Goodwill                                                                                    39,027             39,027
Other intangible assets                                                                      3,396              3,363
                                                                                  ----------------   ----------------
   Total assets                                                                   $        238,152   $        242,976
                                                                                  ================   ================

LIABILITIES
Accounts payable                                                                  $          6,680   $          6,768
Accrued liabilities                                                                         45,279             43,451
Deferred revenue                                                                            78,264             87,284
Senior notes due 2005                                                                      200,000            200,000
Convertible subordinated notes due 2003                                                      9,143              9,143
                                                                                  ----------------   ----------------
   Total liabilities                                                                       339,366            346,646
                                                                                  ----------------   ----------------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY (DEFICIT)
Capital stock.  Common shares - no par value.  Authorized -
  unlimited number.
  Issued and outstanding - 32,973,366 (2002 - 32,973,366)                                   65,563             65,563
Other equity                                                                                 1,575              1,542
Deficit                                                                                   (168,997)          (171,420)
Accumulated other comprehensive income                                                         645                645
                                                                                  ----------------   ----------------
   Total shareholders' equity (deficit)                                                   (101,214)          (103,670)
                                                                                  ----------------   ----------------
   Total liabilities and shareholders' equity (deficit)                           $        238,152   $        242,976
                                                                                  ================   ================